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                                                                    Exhibit 10.5

                          INDEPENDENT AUDITOR'S CONSENT


We hereby consent to the incorporation by reference in the Registration Statements (Forms F-3 No. 333-12096, No. 333-13550 and No. 333-84510) of
Deutsche Telekom AG and in the related Prospectuses of our report dated May 20, 2003, except for Note 26, as to which the date is June 4, 2003, relating to the consolidated financial statements of OJSC Mobile TeleSystems and subsidiaries, included in this Annual Report on Form 20-F/A for the year ended December 31, 2002.

June 26, 2003

ZAO Deloitte & Touche CIS
Moscow, Russia